UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Heritage Commerce Corp (the “Company”) hereby amends its Current Report on Form 8-K dated October 10, 2019 and filed with the Securities and Exchange Commission on October 15, 2019 (the “Current Report”) to amend Item 9.01 to include required financial statements and pro forma financial information.  In its Current Report on Form 8-K disclosing the Registrant’s acquisition of Presidio Bank, the Company indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed.  Item 9.01 of the Current Report is hereby amended as follows:

Item 9.01                                           Financial Statements and Exhibits.

(a)(1)                  Audited Consolidated Financial Statements of Presidio Bank for the years ended December 31, 2018 and 2017 are incorporated by reference and are included in the Heritage Commerce Corp Registration Statement on Form S-4, originally filed on July 1, 2019, as amended on July 12, 2019.

(a)(2)                  Unaudited Consolidated Financial Statements of Presidio Bank as of June 30, 2019 and for the six months ended June 30, 2019 are filed as Exhibit 99.1.

(b)(1)                  Unaudited Pro Forma Combined Condensed Financial Information of Heritage Commerce Corp and Presidio Bank as of June 30, 2019 and for the six months ended June 30, 2019 and the year ended December 31, 2018 are filed as Exhibit 99.2.

(c)                                  Not applicable.

(d)                                 Exhibits.

99.1                        Unaudited Consolidated Financial Statements of Presidio Bank as of June 30, 2019 and for the six months ended June 30, 2019.

99.2                        Unaudited Pro Forma Combined Condensed Financial Information of Heritage Commerce Corp and Presidio Bank as of June 30, 2019 and for the six months ended June 30, 2019 and the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2019

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and Chief Financial Officer